THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Level Advantage® B-Class Indexed Variable Annuity
Lincoln Level Advantage® Advisory Class Indexed Variable Annuity

Supplement dated July 7, 2021 to the Prospectus dated May 1, 2021

This supplement to your Lincoln Level Advantage® B-Class or Advisory Class variable and index-linked annuity prospectus discusses the availability of certain investment options under your contract. It is for informational purposes and requires no action on your part. All other provisions in your prospectus not discussed in this supplement remain unchanged.
The following Indexed Accounts will be available for existing contracts (in addition to new) beginning July 12, 2021.
6-Year Performance Cap Indexed Account with Protection Level
•	S&P 500® Cap, 10% Protection
•	Russell 2000® Cap, 10% Protection
•	Capital Strength Net Fee IndexSM Cap, 10% Protection

Please retain this supplement with your prospectus for future reference.